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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2003


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of July 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-UP2)


                 Salomon Brothers Mortgage Securities VII, Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                 333-83816                13-3439681
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

390 Greenwich Street
New York, New York                                               10013
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                        Item 601(a) of
                        Regulation S-K
Exhibit No.             Exhibit No.                    Description
-----------             -----------                    -----------

1                       5.1, 8.1, 23.1                 Opinion and Consent of
                                                       Thacher Proffitt & Wood.
















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 30, 2003


                                                 SALOMON BROTHERS MORTGAGE
                                                 SECURITIES VII, INC.


                                                 By: /s/ David Reedy
                                                     -----------------------
                                                 Name:   David Reedy
                                                 Title:  Assistant Secretary














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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                    Description
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1                 5.1, 8.1, 23.1                 Opinion and Consent of Counsel